Prudential Investment Portfolios 5

Prudential Small Cap Value Fund

The Target Portfolio Trust

Target Large Capitalization Value Portfolio

Supplement dated June 5, 2015 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information,
each dated September 25, 2014, as supplemented from time to time

At the meetings of shareholders of the Prudential Small Cap Value Fund and the Target Large Capitalization Value Portfolio held on June 5, 2015, shareholders approved each portfolio’s reorganization as described below:

Acquired Fund	Acquiring Fund
Prudential Small Cap Value Fund of Prudential Investment Portfolios 5 (the “Prudential Reorganization”)	Target Small Capitalization Value Portfolio of The Target Portfolio Trust
Target Large Capitalization Value Portfolio of The Target Portfolio Trust (the “Target Reorganization”)	Prudential Strategic Value Fund of Prudential Investment Portfolios 3

Pursuant to the reorganization, the assets and liabilities of each Acquired Fund will be exchanged for shares of the relevant Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquiring Fund shares to be received by the Acquired Fund’s shareholders in the reorganization will be equal in value, will be of the same class, except as noted in the table below, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Acquired Fund shares held by such shareholders immediately prior to each reorganization.

Prudential Reorganization		Target Reorganization
Class of Acquired Fund Exchanged	Class of Acquiring Fund to be Received	Class of Acquired Fund Exchanged	Class of Acquiring Fund to be Received
Class A	Class A	Class T	Class Z
Class B	Class A	Class R	Class R
Class C	Class C
Class Q	Class Q
Class R	Class R
Class Z	Class T

Each reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, June 19, 2015. In anticipation of the upcoming reorganizations, generally the last day for purchases and exchanges into each Acquired Fund will be at the close of business on Thursday, June 18, 2015.

Immediately following the completion of the Prudential Reorganization, Class T shares of the Target Small Capitalization Value Portfolio will be renamed as Class Z shares. Additionally, effective June 24, 2015, the Target Small Capitalization Value Portfolio will be renamed as the “Prudential Small Cap Value Fund.”

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